SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 24, 2012

Community Trust Bancorp, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Kentucky (state or other jurisdiction of incorporation)	001-31220 (commission file number)	61-0979818 (irs employer identification no.)
346 North Mayo Trail, Pikeville, Kentucky (address of principal executive offices)		41501 (zip code)
Registrant’s telephone number, including area code (606) 432-1414

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□           Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 24, 2012, Community Trust Bancorp, Inc.’s Board of Directors approved an Amendment to the 2006 Stock Ownership Incentive Plan.  The amendment clarifies that amounts paid upon death or disability are tied to target awards, rather than the maximum possible award, and provides for payment on a pro rata basis to participants who retire during the performance period.  This amendment is included herein as Exhibit 10.10 to this Current Report on Form 8-K.

The description of Community Trust Bancorp, Inc.’s Employee Incentive Compensation Plan for the year ending December 31, 2012, as approved on January 24, 2012, is included under Item 5.02 below, and incorporated herein by reference.

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 24, 2012, Community Trust Bancorp, Inc.’s Board of Directors approved the following actions, which were approved by the Compensation Committee and recommended to the Board of Directors:

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Base Salary Increases.  New annual base salaries were approved for the following named executive officers:  Jean R. Hale (Chairman, President and Chief Executive Officer) - $485,000; Kevin J. Stumbo (Executive Vice President and Treasurer) - $191,000; Mark A. Gooch (Executive Vice President and Secretary) - $358,000; Larry W. Jones (Executive Vice President) - $220,000; and James B. Draughn (Executive Vice President) - $211,000.

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Cash Incentive Compensation Awards for the Year Ended December 31, 2011. The Committee previously established the performance measures under the Senior Management Incentive Compensation Plan and the Employee Incentive Compensation Plan for the year ended December 31, 2011, and the required level of performance was not achieved by the Company under these plans.  Accordingly, no cash incentive awards were paid under the Plans for the year 2011.

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Plans for Annual Incentive Compensation Awards for the Year Ending December 31, 2012.  The Committee approved the Senior Management Incentive Compensation Plan for the year ending December 31, 2012 which is included herein as Exhibit 10.7 to this Current Report on Form 8-K. The participation groups under the Plan are: (i) Group I, consisting of the Chief Executive Officer (CEO) and other members of the Executive Committee; (ii) Group II, consisting of the Company’s officers responsible for certain divisions and market presidents; and (iii) Group III, consisting of Senior Vice Presidents of consolidated functions selected for participation by the Compensation Committee.  Individuals below the Senior Vice President level may be selected by the Compensation Committee for special option awards for extraordinary performance.  This Plan may be amended, modified, or terminated by the Board of Directors at any time at its sole discretion, except that after the 90th day of the year the target award and the performance standards may not be changed in a manner that would increase the amount of incentive compensation payable for such year.

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Participants will be eligible for a cash award determined by earnings per share growth and earnings as a percentage of average assets (ROAA).  The minimum and maximum awards as a percentage of salary for each group will be: (i) Group I – CEO minimum award – 18% of salary and maximum award - 90% of salary; (ii) Group I – Other Executive Officers minimum award – 9% of salary and maximum award - 45% of salary; (iii) Group II  - minimum award – 6.30% of salary and maximum award – 16.45% of salary; and (iv) Group III – minimum award – 4.95% of salary and maximum award – 11.00% of salary.  In the event that the ROAA or EPS are not attained but the target net income is attained, the amount of the award under the Plan shall be paid at the base level of target performance payment.  There shall be a minimum acceptable performance beneath which no incentive awards are paid and a maximum above which there is no additional award paid to avoid excessive payout in the event of windfall profits.

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Participants will be eligible to receive stock options (pursuant to the Company’s 2006 Stock Ownership Incentive Plan) with a face value equal to certain percentages of salary or restricted stock (or a combination of options and restricted stock) deemed equivalent to the options earned.  The minimum and maximum stock option awards as a percentage of salary for each group will be: (i) Group I – CEO minimum award of 18% of salary and maximum award of 30% of salary; (ii) Group I – Other Executive Officers – minimum award of 18% of salary and maximum award of 30% of salary; (iii) Group II – minimum award of 9% of salary and maximum award of 15% of salary; and (iv) Group III – minimum award of 4.05% of salary and maximum award of 7.50% of salary.  In the event that the ROAA or EPS are not attained but the target net income is attained, the amount of stock options and/or restricted stock awarded under the Plan shall be granted at the base level of target performance.  There shall be a minimum acceptable performance beneath which awards will not be granted and a maximum above which there is no additional award in the event of windfall profits.

The Committee also approved the Employee Incentive Compensation Plan for the year ending December 31, 2012 which is included herein as Exhibit 10.9 to this Current Report on Form 8-K.  Full-time employees who do not participate in another incentive plan are eligible to participate in this Plan.  This Plan may be amended, modified, or terminated by the Board of Directors at any time at its sole discretion, except that after the 90th day of the year the target award and the performance standards may not be changed in a manner that would increase the amount of incentive compensation payable for such year.

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Participants will be eligible for a cash award determined by earnings per share growth and earnings as a percentage of average assets (ROAA).  The minimum and maximum awards as a percentage of salary for each participant will be: minimum award – 3.60% of salary and maximum award – 6.00% of salary.  In the event that the ROAA or EPS are not attained but the target net income is attained, the amount of the award under the Plan shall be paid at the base level of target performance payment.  There shall be a minimum acceptable performance beneath which no incentive awards are paid and a maximum above which there is no additional award paid to avoid excessive payout in the event of windfall profits.

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Plan for Long-Term Incentive Compensation for Executive Committee.  The Committee approved the 2012 Executive Committee Long-Term Incentive Compensation Plan which is included herein as Exhibit 10.11 to this Current Report on Form 8-K.  This Plan may be amended, modified, or terminated by the Board of Directors at any time at its sole discretion, except that after the 90th day of the year, the performance goals set forth within may not be amended in a manner which would increase the amount of compensation payable pursuant to performance units over the amount which would have been payable under the performance goals previously established for such year.  Participants in this Plan will be the members of the Executive Committee of the Company.

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The target award fund shall be generated by 20% of the salary of the CEO and 15% of the salary of other members of the Executive Committee.  The target award may be changed by the Compensation Committee of the Board of Directors at any time during the Performance Period at their discretion provided, however, that the target award as a percentage of salary may not be increased after the 90th day of the 2012 calendar year.

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The actual amount of payments under the performance units shall be calculated according to a schedule comparing cumulative net income (over a three-year performance period) to the performance goals described within the Plan and payments will be made in the form of cash.  The minimum and maximum awards as a percentage of salary will be 5% and 30% for the CEO and 3.75% and 22.5% for all other members of the Executive Committee, respectively.  No amounts may be paid under the performance units unless the Company attains a minimum acceptable performance, and no additional amounts may be paid above the maximum performance level.

ITEM 8.01 – OTHER EVENTS

Community Trust Bancorp, Inc. announced the appointment of Crit Luallen and J. Mark Campbell to the Board of Directors of its subsidiary, Community Trust Bank, Inc., in a press release dated January 26, 2012.  A copy of the press release is being furnished to the Securities and Exchange Commission and is attached hereto as Exhibit 99.1.  The information in Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
10.7	Senior Management Incentive Compensation Plan (for the year ending December 31, 2012)

10.9	Employee Incentive Compensation Plan (for the year ending December 31, 2012)

10.10	Amendment to the Community Trust Bancorp, Inc. 2006 Stock Ownership Incentive Plan dated January 24, 2012

10.11	Community Trust Bancorp, Inc. 2012 Executive Committee Long-Term Incentive Compensation Plan

99.1	Press Release dated January 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY TRUST BANCORP, INC.

Date: January 26, 2012	By:	/s/ Jean R. Hale
Jean R. Hale
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.7	Senior Management Incentive Compensation Plan (for the year ending December 31, 2012)

10.9	Employee Incentive Compensation Plan (for the year ending December 31, 2012)

10.10	Amendment to the Community Trust Bancorp, Inc. 2006 Stock Ownership Incentive Plan dated January 24, 2012

10.11	Community Trust Bancorp, Inc. 2012 Executive Committee Long-Term Incentive Compensation Plan

99.1	Press Release dated January 26, 2012